Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.22Z

TWENTY-SIXTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-SIXTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

Upon the Effective Date, Schedule P to the Agreement shall be deleted in its entirety and replaced with the new Schedule P attached to this Amendment at Attachment 1, and incorporated herein by this reference.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Gregory L. Cannon
Name: Peter Kiriacoulacos	Name: Gregory Cannon
Title: Executive Vice President & Chief Procurement Officer	Title: SVP, General Counsel & Secretary
Date: 2/24/17	Date: Feb 21, 2017

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 1

Schedule P

Customer Authorization Schedule

CSG Document	Comcast Personnel	Title	Comment

Master Agreement & Amendments (and all categories listed below)	***** *************	EVP and Chief Procurement Officer
	**** *****	SVP Procurement
	****** *******	SVP Financial Operations, Technology and Engineering
SOW/DSOW	**** *****	Senior Vice President, Procurement
	***** *******	Senior Director of Procurement (up to $*******)
LOA	***** ******	Director of Billing Governance
	******* ****	Sr. Director, Software Development & Engineering
	*** ********	Director, Software Development & Engineering

SRF	***** ******	Director of Billing Governance	(or her designee)
	*** ********	Director, Software Development & Engineering
	******* ****	Sr. Director, Software Development & Engineering

IPA	*** ********	Director, Software Development & Engineering
	******* ****	Sr. Director, Software Development & Engineering

BRD	*** ********	Director, Software Development & Engineering
	******* ****	Sr. Director, Software Development & Engineering

Billing Disputes	******* ****	Sr. Director, Software Development & Engineering
	********* *****	Director of Business Operations